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                                                                   Exhibit 10.13


         AMENDMENT No. 1 dated March 15, 1997 to the Escrow Agreement ("Escrow Agreement") dated November 15, 1995 by and between Scott Cable Communications, Inc. (the "Company") and Baer Marks & Upham LLP, as escrow agent (the "Escrow Agent").

                                 W I T N E S S E T H


         WHEREAS, the Company and the Escrow Agent desire to amend the Escrow Agreement as set forth herein; and


         WHEREAS, the Company has obtained the requisite consents required by
Section 9(a) of the Escrow Agreement to such amendment.


         NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:


         1. The second "Whereas Clause" of the Escrow Agreement is hereby amended to read in its entirety as follows:

              "WHEREAS, in order to better assure persons who served as an officer and/or director of the Company at any time from and after January 1, 1993 (individually, an "Executive" and, collectively, the "Executives") of the benefit to them from the indemnification provided under Article VIII and to induce the Executives who presently serve in any such position to continue to serve in their capacities as such and to induce persons to serve as Executives in the future, the Company has agreed to create an indemnification fund for the payment of any claims not covered by any directors' and officers' liability insurance policy maintained by the Company and giving rise to indemnification by the Company of any of the Executives under Article VIII, Article 2.02-1 of the Texas Business Corporation Act (the "Texas Act") or any other applicable provision in the amount of $100,000 (the "Indemnification Fund") to be placed and held in escrow and distributed therefrom in accordance with the terms hereof."

         2. The reference to "$200,000" in Paragraph 1(c) of the Escrow Agreement is hereby deleted and "$100,000" shall be inserted in its place.

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         3.   The second sentence of Paragraph 3(a) of the Escrow Agreement is hereby amended by adding to the end of the sentence after the word "claim" the phrase "to the extent such expenses are not covered by any directors' and officers' liability insurance policy maintained by the Company."

         4. The seventh sentence of Paragraph 3(a) of the Escrow Agreement is hereby amended by inserting the phrase "or that the defense is being supplied by the Company's directors' and officers' liability insurance policy carrier" after the phrase "of such claim".

         5. The eighth sentence of Paragraph 3(a) of the Escrow Agreement is hereby amended by adding at the end thereof the phrase "to the extent such amount is not covered by the directors' and officers' liability insurance policy maintained by the Company".

         6. Paragraph 9(a) of the Escrow Agreement is hereby amended by changing the word "four" to "three" in each of the two places where such word appears.

         7. The Escrow Agent shall return to the Company promptly after the execution hereof any amount held in the Escrow Fund in excess of $100,000.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment #1 as of the date first written above.

SCOTT CABLE COMMUNICATIONS, INC.

By: /s/ Bruce A. Armstrong
   ---------------------------
         Bruce A. Armstrong,
         President



ESCROW AGENT:  BAER MARKS & UPHAM LLP




By: /s/ Stanley E. Bloch
   ----------------------------
         Stanley E. Bloch,
         Partner



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The foregoing Amendment is hereby approved:



/s/ Bruce A. Armstrong
-------------------------------
Bruce A. Armstrong



/s/ Jerold S. Earl
--------------------------------
Jerold S. Earl



/s/ John M. Flanagan
--------------------------------
John M. Flanagan



/s/ Stephen C. Fox
--------------------------------
Stephen C. Fox



/s/ Day L. Patterson
--------------------------------
Day L. Patterson





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